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Exhibit 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
          PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Telex Communications, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Ned C. Jackson, as Chief Executive Officer of the Company, and Gregory W. Richter, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of March 31, 2003 (the last date of the period covered by the Report).


/s/ Ned C. Jackson
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Ned C. Jackson
President and Chief Executive Officer
April 30, 2003


/s/ Gregory W. Richter
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Gregory W. Richter
Vice President and Chief Financial Officer
April 30, 2003


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